UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.    Results of Operations and Financial Condition.

On March 7, 2018, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended January 31, 2018. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retiring Directors

On March 1, 2018, Robert J. Myers, William C. Kimball and Jeffrey M. Lamberti notified the Board of Directors (the "Board") of the Company of their decision to retire and resign from the Board, effective March 6, 2018. At the time of their respective retirements and resignations, (a) Mr. Myers served as Board Chair and Chair of the Board's Executive Committee, (b) Mr. Kimball served as a member of the Board's Executive Committee, Compensation Committee, Nominating and Corporate Governance Committee and Succession Planning Committee, and (c) Mr. Lamberti served as Chair of the Board's Risk Committee and a member of the Board's Executive Committee and the Succession Planning Committee.

Newly Elected Directors

To fill the vacancies created by, and effective upon, such retirements and resignations, the Board elected Donald E. Frieson, David K. Lenhardt and Allison M. Wing as a Class II director, Class I director and Class III director, respectively. The Board has not appointed Mr. Frieson, Mr. Lenhardt or Ms. Wing to any Board committees as of the date hereof.

As non-employee directors, Mr. Frieson, Mr. Lenhardt and Ms. Wing will be entitled to receive the same compensation payable to other non-employee directors of the Company. The most recent description of the Company's non-employee director compensation practices is included in the Company's proxy statement (Schedule 14A) for the annual meeting of shareholders held on September 15, 2017; however, on March 2, 2018, the Board, acting on a recommendation of its Compensation Committee, approved the following amendments to its non-employee director compensation practices: (a) annual cash retainers are now payable in quarterly installments, (b) equity compensation is now payable in the form of restricted stock units with a one year vesting period, which are subject to forfeiture in the event of certain departures by the director, (c) the cash retainer for service as chair of the Board's Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk Committee is now $32,500, $25,000, $20,000, and $20,000, respectively, (d) the cash retainer for service as a member of the Board's Audit Committee is now $15,000, and (e) the cash retainer for the role of independent Board Chair is $130,000.

Appointment of Independent Board Chair

In connection with Mr. Myers' retirement and resignation from the Board, H. Lynn Horak, an independent director of the Company since 2009, has been appointed to serve as the Board Chair.

The information set forth in Item 8.01 is incorporated herein by reference.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Proposal to Amend the Company's Articles of Incorporation

On March 2, 2018, the Board, acting on a recommendation of its Nominating and Corporate Governance Committee, approved an amendment (the "Proposed Amendment") to the Second Restatement of the Restated and Amended Articles of Incorporation of the Company (the "Articles"), and recommended that shareholders approve the Proposed Amendment at the Company's 2018 annual meeting of shareholders. If approved by shareholders, the Proposed Amendment will implement a majority voting standard for uncontested elections of directors. The Proposed Amendment will not become effective unless and until shareholders approve the Proposed Amendment. The foregoing description is qualified in its entirety by reference to the form of the Proposed Amendment, a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference.

By-laws Amendment

On March 2, 2018, the Board, acting on a recommendation of its Nominating and Corporate Governance Committee, adopted the Fourth Amended and Restated By-laws (the "By-laws") of the Company to (a) implement proxy access, (b) authorize the Board to elect a Board Chair at such times as it may determine, (c) remove a provision stating that Chief Operating Officer, a position that is not currently filled by the Company, shall be one of the officers of the Company, and (d) make other administrative, clarifying and conforming changes.

The proxy access provisions, included primarily in a new Section 4 to Article III of the By-laws, permit a shareholder or a group of up to 20 eligible shareholders owning 3% or more of the Company's outstanding shares of common stock continuously for at least three years to nominate and include in the Company's annual meeting proxy materials, for any annual meeting of shareholders at which directors are to be elected, director nominees constituting up to the greater of (a) 20% of the total number of directors of the Company or (b) two individuals; provided that the nominating shareholder(s) and nominee(s) satisfy the requirements described in the By-laws.

Under the Third Amended and Restated By-laws of the Company, the Board was required to elect a Chair at its first regular meeting after the annual meeting of shareholders. The By-laws modified this provision such that the Board may elect a Board Chair at such other times as it may determine.

The foregoing description is qualified in its entirety by reference to the By-laws, a clean copy of which is attached as Exhibit 3.2(a) and a marked copy of which (showing changes from the Third Amended and Restated By-laws of the Company) is attached as Exhibit 3.2(b). Exhibit 3.2(a), Exhibit 3.2(b), and the information set forth in Item 8.01 are incorporated herein by reference.

Item 8.01.    Other Events.

On March 7, 2018, the Company issued a press release which announced a number of changes to the Board and the Company's governance and shareholders rights practices. A copy of the Company's press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

3.2(a)	Fourth Amended and Restated By-laws
3.2(b)	Fourth Amended and Restated By-laws (marked to show changes from the Third Amended and Restated By-laws)
99.1	Press Release issued by Casey's General Stores, Inc., dated March 7, 2018.
99.2	Proposed Articles of Amendment to the Second Restatement of the Restated and Amended Articles of Incorporation
99.3	Press release issued by Casey's General Stores, Inc., dated March 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: March 7, 2018	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer